UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		May 26, 2005

Digi International Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11001 Bren Road East
Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(952) 912-3444

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consent of Independent Auditors
Financial Statements of Z-World, Inc. - Sept. 30, 2004 and 2003
Financial Statements of Z-World, Inc. - Mar. 31, 2005 and 2004
Pro Forma Financial Information

Item 9.01. Financial Statements and Exhibits.
     On May 26, 2005, Digi International Inc. (the “Company”) entered into an Agreement and Plan of Merger among the Company, Karat Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Z-World, Inc. (“Z-World”) dated as of May 26, 2005 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub merged into Z-World and all outstanding shares of capital stock, and all options to purchase capital stock, of Z-World were converted into the right to receive an aggregate of $49 million in cash (the “Merger”). As a result of the Merger, Z-World became a wholly owned subsidiary of the Company and its name was changed to Rabbit Semiconductor Inc.
     This Amendment No. 1 to Current Report on Form 8-K/A includes certain financial information required by Item 9.01 that was not contained in the Current Report on Form 8-K dated May 26, 2005 (File No. 0-17972) relating to the Merger.
(a)    Financial Statements of Z-World, Inc. — September 30, 2004 and 2003
   The following information is attached hereto as Exhibit 99.2:
   Independent Auditors’ Report
   Balance Sheets as of September 30, 2004 and 2003
   Statements of Operations for the years ended September 30, 2004 and 2003
   Statements of Stockholders’ Equity for the years ended September 30, 2004 and 2003
   Statements of Cash Flows for the years ended September 30, 2004 and 2003
   Notes to Financial Statements
   Financial Statements of Z-World, Inc. — March 31, 2005 and 2004 (unaudited)
   The following information is attached hereto as Exhibit 99.3:
   Balance Sheet as of March 31, 2005 (unaudited)
   Statements of Operations for the six months ended March 31, 2005 and 2004 (unaudited)
   Statements of Cash Flows for the six months ended March 31, 2005 and 2004 (unaudited)
   Notes to Financial Statements (unaudited)
(b)   Unaudited Pro Forma Combined Condensed Financial Statements

   The following information is attached hereto as Exhibit 99.4:
   Pro Forma Combined Condensed Statement of Operations for the year ended September 30, 2004 (unaudited)
   Pro Forma Combined Condensed Statement of Operations for the nine months ended June 30, 2005 (unaudited)
   Notes to Unaudited Pro Forma Combined Condensed Financial Statements
(c)    The following exhibits are filed or furnished herewith:
2	Agreement and Plan of Merger among Digi International Inc., Karat Sub Inc. and Z-World, Inc. dated as of May 26, 2005 (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

23	Consent of Independent Auditors

99.1	Press Release dated May 26, 2005 regarding the acquisition of Z-World, Inc.

99.2	Financial Statements of Z-World, Inc. — September 30, 2004 and 2003

99.3	Financial Statements of Z-World, Inc. — March 31, 2005 and 2004 (unaudited)

99.4	Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGI INTERNATIONAL INC.
Date: September 15, 2005	By /s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
2	Agreement and Plan of Merger among Digi International Inc., Karat Sub Inc. and Z-World, Inc. dated as of May 26, 2005 (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)	Incorporated by Reference to Exhibit 2 to the Current Report on Form 8-K dated May 26, 2005 (File No. 0-17972).
23	Consent of Independent Auditors	Filed Electronically
99.1	Press Release dated May 26, 2005 regarding the acquisition of Z-World, Inc.	Incorporated by Reference to Exhibit 99 to the Current Report on Form 8-K dated May 26, 2005 (File No. 0-17972).
99.2	Financial Statements of Z-World, Inc. — September 30, 2004 and 2003	Filed Electronically
99.3	Financial Statements of Z-World, Inc. — March 31, 2005 and 2004	Filed Electronically
99.4	Pro Forma Financial Information	Filed Electronically